Earnings Presentation | Fourth Quarter 2020 Exhibit 99.2

Safe Harbor Statement & Non-GAAP Measures Statements in this presentation include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement that is not of historical fact may be deemed “forward-looking”. Words such as “will”, “expect”, “believe”, “project”, “plan”, “anticipate”, “intend”, “objective”, “outlook”, “target”, “goal”, “view” and similar expressions identify forward-looking statements. These statements are based on management's current views and assumptions of future events and financial performance and involve a number of risks and uncertainties, many outside of the Company's control that could cause actual results to materially differ from those expressed or implied. Risks and uncertainties include: impacts from the COVID-19 pandemic on our business, conditions, customers and capital position; the impact of COVID 19 on local, national and global economic conditions; the effects of various governmental responses to the COVID-19 pandemic, raw material availability, increases in raw material costs, or other production costs; impacts of price increases; risks associated with our strategic growth initiatives or the failure to achieve the anticipated benefits of such initiatives; unanticipated downturn in business relationships with customers or their purchases; competitive pressures on sales and pricing; changes in the markets for the Company’s business segments; changes in trends and demands in the markets in which the Company competes; operational problems at our manufacturing facilities, or unexpected failures at those facilities; future economic and financial conditions in the United States and around the world; inability of the Company to meet future capital requirements; claims, litigation and regulatory actions against the Company; changes in laws and regulations affecting the Company; impact of the U.S. elections impacts on the regulatory landscape, capital markets, and responses to and management of the COVID-19 pandemic including further economic stimulus from the federal government; and other important factors detailed previously and from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and subsequent Quarterly Reports on Form 10-Q. Such reports are available on the Securities and Exchange Commission's public reference facilities and its website at www.sec.gov and on the Company's Investor Relations section of its website at www.myersindustries.com. Myers Industries undertakes no obligation to publicly update or revise any forward-looking statements contained herein. These statements speak only as of the date made. The Company refers to certain non-GAAP financial measures throughout this presentation. Adjusted gross margin, adjusted EBITDA margin, debt to adjusted EBITDA, Adjusted gross profit, Adjusted operating income, adjusted operating income margin, adjusted EBITDA, diluted adjusted EPS, and free cash flow are non-GAAP financial measures and are intended to serve as a supplement to results provided in accordance with accounting principles generally accepted in the United States. Myers Industries believes that such information provides an additional measurement and consistent historical comparison of the Company’s performance. Reconciliations of the non-GAAP financial measures to the most directly comparable GAAP measures are available in the appendix of this presentation.

Our Long-Term Vision Horizon 1 2020 - 2023 Horizon 2 2023 - 2026 Horizon 3 2026 - 2029 Focus Revenue Target Execute via three elements: Self Help: Purchasing, Pricing, SG&A optimization Organic Growth: Sales & Commercial Excellence, Innovation, eComm Bolt-on M&A within existing plastics technologies $1B $2B $3B+ Use cash flow and learning/experience gained from Horizon 1 to acquire larger firms in North America Potential to grow in adjacent technologies Expand globally via M&A Maintain focus on plastics manufacturing, expand to other substrates Self Help, Organic Growth, Bolt-On M&A Enterprise-level M&A with North America focus Enterprise-level M&A with Global focus Continued execution of Horizon 1 + Continued execution of Horizons 1 & 2 +

Strategy for Horizon One Strategic Objective: Transform Material Handling Segment into a high-growth, customer-centric innovator of engineered plastic solutions, while continuing to optimize and grow Distribution Segment Organic Growth Sales & Commercial excellence Innovation/NPD Sustainability eCommerce Operational Excellence Continuous improvement Pricing focus Purchasing rigor SG&A allocation & deployment Internal Integration High-Performing Culture Safety first Talent development Inclusion Servant leadership Community involvement 1 4 3 Strategic M&A Bolt-on M&A focused on plastics Integration playbook 2

Progress against Pillars Organic Sales Growth Strategic M&A Operational Excellence High-Performing Culture 2 4 3 1 eCommerce Sales & Commercial excellence Launched new, more robust sales, marketing, and product management structure Sales training of cross selling underway eCommerce finished the year up 30+% Leader appointed; stand alone organization in place Acquired first plastics bolt-on, Elkhart Plastics Robust acquisition funnel in place Bolt-on M&A Integration Integration at Elkhart underway; clear line of sight to $4M - $6M of annual synergies to be realized by the end of 2022 Robust integration playbook developed and in use Internal integration Pricing Purchasing Launched 3 technology platforms aligned around rotational, blow, and injection molding Centralized purchasing function; more disciplined approach underway Announced 8% price increase Talent development Talent development training re-invigorated across the company Consolidated 16 fragmented bonus plans into a single plan for all salaried employees - focused on a single goal - Adjusted EBITDA

Q4 2020 Operating Highlights Strategic Transformation is Underway Successfully Integrating Elkhart Acquisition Strong Revenue Growth COVID-19 Resurge at Year-end Impacted Some Production and Shipments Increases in Raw Material Costs Impacted Margins

Q4 2020 Financial Summary Operating Results Net sales up $21M (+18%), or $9M (+8%) excluding incremental sales from the Elkhart acquisition Material Handling up $19M (+26%), or $7M (+10%) excluding Elkhart Distribution up $2M (+4%) Adjusted gross profit increased $1.2M Unfavorable price to cost relationship; higher equipment repairs and maintenance costs; higher employee benefit costs; unfavorable product mix Adjusted Op income decreased $0.7M Adj. gross profit increased $1.2M Adj. SG&A increased $1.9M, due mostly to Elkhart acquisition Adjusted EBITDA down $1.6M to $11.3M Adjusted EPS of $0.11, compared to $0.12 GAAP Financial Highlights Non-GAAP Financial Highlights Results reflect continuing operations. See appendix for non-GAAP reconciliations. Quarter Charts for Total Myers MH Chart (In $ millions except EPS) Q4 '20 Q4 '19 vs PY (In $ millions) Q4 '20 Q4 '19 vs PY Net Sales $137.46700000000001 $116.818 0.17676214282045574 Net Sales $92.183999999999997 $73.444000000000003 0.2551603943140352 Gross Profit 39.837000000000003 39.231000000000002 1.5% Op Income 8.516 8.9629999999999992 -4.987169474506304 Gross Margin 0.28979318672845117 0.33583009467719016 -,460 Op Income Margin 9.2% 0.12203855999128586 -,300 Op Income 4.8559999999999999 8.8059999999999992 -0.44855780149897795 Adj Op Income 9.0719999999999992 8.9629999999999992 1.2% Op Income Margin 3.5% 7.5% -,400 Adj Op Income Margin 9.8% 0.12203855999128586 -,240 Diluted EPS $0.08 $0.16 -0.5 Adj EBITDA 13.356 14.028499999999999 -4.8% Adj EBITDA Margin 0.14488414475397032 0.19100947660802786 -,460 Distribution Chart (In $ millions except EPS) Q4 '20 Q4 '19 vs PY (In $ millions) Q4 '20 Q4 '19 vs PY Net Sales $137.46700000000001 $116.818 0.17676214282045574 Net Sales $45.290999999999997 $43.392000000000003 4.4% Adj Gross Profit 40.389000000000003 39.231000000000002 2.9517473426626903 Op Income 3.58 3.153 0.13542657786235332 Gross Margin 0.29380869590519904 0.33583009467719016 -,420 Op Income Margin 7.9% 7.3% 60 Adj Op Income 6.4119999999999999 7.1390000000000002 -0.10183499089508334 Adj Op Income 3.58 3.1709999999999998 0.12898139388205612 Op Income Margin 4.7% 6.1% -,140 Adj Op Income Margin 7.9% 7.3% 60 Adj EBITDA 11.335279 12.936500000000001 -0.12377544158002547 Adj EBITDA 4.12 3.798 8.5% EBITDA Margin 8.2% 0.1107406392850417 -,280 Adj EBITDA Margin 9.096730034664724 8.8% 30 Diluted Adjusted EPS $0.11 $0.12 -8.3% Quarter Charts for Total Myers MH Chart (In $ millions except EPS) Q4 '20 Q4 '19 vs PY (In $ millions) Q4 '20 Q4 '19 vs PY Net Sales $137.46700000000001 $116.818 0.17676214282045574 Net Sales $92.183999999999997 $73.444000000000003 0.2551603943140352 Gross Profit 39.837000000000003 39.231000000000002 1.5% Op Income 8.516 8.9629999999999992 -4.987169474506304 Gross Margin 0.28979318672845117 0.33583009467719016 -,460 Op Income Margin 9.2% 0.12203855999128586 -,300 Op Income 4.8559999999999999 8.8059999999999992 -0.44855780149897795 Adj Op Income 9.0719999999999992 8.9629999999999992 1.2% Op Income Margin 3.5% 7.5% -,400 Adj Op Income Margin 9.8% 0.12203855999128586 -,240 Diluted EPS $0.08 $0.16 -0.5 Adj EBITDA 13.356 14.028499999999999 -4.8% Adj EBITDA Margin 0.14488414475397032 0.19100947660802786 -,460 Distribution Chart (In $ millions except EPS) Q4 '20 Q4 '19 vs PY (In $ millions) Q4 '20 Q4 '19 vs PY Net Sales $137.46700000000001 $116.818 0.17676214282045574 Net Sales $45.290999999999997 $43.392000000000003 4.4% Adj Gross Profit 40.389000000000003 39.231000000000002 2.9517473426626903 Op Income 3.58 3.153 0.13542657786235332 Gross Margin 0.29380869590519904 0.33583009467719016 -,420 Op Income Margin 7.9% 7.3% 60 Adj Op Income 6.4119999999999999 7.1390000000000002 -0.10183499089508334 Adj Op Income 3.58 3.1709999999999998 0.12898139388205612 Op Income Margin 4.7% 6.1% -,140 Adj Op Income Margin 7.9% 7.3% 60 Adj EBITDA 11.335279 12.936500000000001 -0.12377544158002547 Adj EBITDA 4.12 3.798 8.5% EBITDA Margin 8.2% 0.1107406392850417 -,290 Adj EBITDA Margin 9.096730034664724 8.8% 30 Diluted Adjusted EPS $0.11 $0.12 -8.3%

Material Handling Segment Net sales up 26%, or 10% excluding Elkhart Food and Beverage and Vehicle markets up double digits (excluding Elkhart) due primarily to higher seed box sales and increases in RV, marine, and automotive end markets Sales in the Consumer market up high single digits (excluding Elkhart) due primarily to increased fuel container sales Industrial market flat (excluding Elkhart) Adjusted operating income flat; higher sales volume offset by unfavorable price to cost relationship, higher repairs and maintenance costs, higher employee benefit costs and unfavorable product mix Q4 2020 Segment Results Material Handling Distribution Results reflect continuing operations. See appendix for non-GAAP reconciliations. Distribution Segment Net sales up 4% Increased sales of equipment and consumables, partially offset by lower sales of tire repair products and advanced traffic marking tapes Adjusted operating income increased primarily due to higher sales volume Quarter Charts for Total Myers MH Chart (In $ millions except EPS) Q4 '20 Q4 '19 vs PY (In $ millions) Q4 '20 Q4 '19 vs PY Net Sales $137.46700000000001 $116.818 0.17676214282045574 Net Sales $92.183999999999997 $73.444000000000003 0.2551603943140352 Gross Profit 39.837000000000003 39.231000000000002 1.5% Op Income 8.516 8.9629999999999992 -4.987169474506304 Gross Profit Margin 0.28979318672845117 0.33583009467719016 -,460 Op Income Margin 9.2% 0.12203855999128586 -,300 Op Income 4.8559999999999999 8.8059999999999992 -0.44855780149897795 Adj Op Income 9.0719999999999992 8.9629999999999992 1.2% Op Income Margin 3.5% 7.5% -,400 Adj Op Income Margin 9.8% 0.12203855999128586 -,240 Diluted EPS $0.08 $0.16 -0.5 Adj EBITDA 13.356 14.028499999999999 -4.8% Adj EBITDA Margin 0.14488414475397032 0.19100947660802786 -,460 Distribution Chart (In $ millions except EPS) Q4 '20 Q4 '19 vs PY (In $ millions) Q4 '20 Q4 '19 vs PY Net Sales $137.46700000000001 $116.818 0.17676214282045574 Net Sales $45.290999999999997 $43.392000000000003 4.4% Adj Gross Profit 40.389000000000003 39.231000000000002 2.9517473426626903 Op Income 3.58 3.153 0.13542657786235332 Gross Profit Margin 0.29380869590519904 0.33583009467719016 -,420 Op Income Margin 7.9% 7.3% 60 Adj Op Income 6.4119999999999999 7.1390000000000002 -0.10183499089508334 Adj Op Income 3.58 3.1709999999999998 0.12898139388205612 Op Income Margin 4.7% 6.1% -,140 Adj Op Income Margin 7.9% 7.3% 60 Adj EBITDA 11.335279 12.936500000000001 -0.12377544158002547 Adj EBITDA 4.12 3.798 8.5% EBITDA Margin 8.2% 0.1107406392850417 -,280 Adj EBITDA Margin 9.096730034664724 8.8% 30 Diluted Adjusted EPS $0.11 $0.12 -8.3% Quarter Charts for Total Myers MH Chart (In $ millions except EPS) Q4 '20 Q4 '19 vs PY (In $ millions) Q4 '20 Q4 '19 vs PY Net Sales $137.46700000000001 $116.818 0.17676214282045574 Net Sales $92.183999999999997 $73.444000000000003 0.2551603943140352 Gross Profit 39.837000000000003 39.231000000000002 1.5% Op Income 8.516 8.9629999999999992 -4.987169474506304 Gross Profit Margin 0.28979318672845117 0.33583009467719016 -,460 Op Income Margin 9.2% 0.12203855999128586 -,300 Op Income 4.8559999999999999 8.8059999999999992 -0.44855780149897795 Adj Op Income 9.0719999999999992 8.9629999999999992 1.2% Op Income Margin 3.5% 7.5% -,400 Adj Op Income Margin 9.8% 0.12203855999128586 -,240 Diluted EPS $0.08 $0.16 -0.5 Adj EBITDA 13.356 14.028499999999999 -4.8% Adj EBITDA Margin 0.14488414475397032 0.19100947660802786 -,460 Distribution Chart (In $ millions except EPS) Q4 '20 Q4 '19 vs PY (In $ millions) Q4 '20 Q4 '19 vs PY Net Sales $137.46700000000001 $116.818 0.17676214282045574 Net Sales $45.290999999999997 $43.392000000000003 4.4% Adj Gross Profit 40.389000000000003 39.231000000000002 2.9517473426626903 Op Income 3.58 3.153 0.13542657786235332 Gross Profit Margin 0.29380869590519904 0.33583009467719016 -,420 Op Income Margin 7.9% 7.3% 60 Adj Op Income 6.4119999999999999 7.1390000000000002 -0.10183499089508334 Adj Op Income 3.58 3.1709999999999998 0.12898139388205612 Op Income Margin 4.7% 6.1% -,140 Adj Op Income Margin 7.9% 7.3% 60 Adj EBITDA 11.335279 12.936500000000001 -0.12377544158002547 Adj EBITDA 4.12 3.798 8.5% EBITDA Margin 8.2% 0.1107406392850417 -,280 Adj EBITDA Margin 9.096730034664724 8.8% 30 Diluted Adjusted EPS $0.11 $0.12 -8.3%

Working Capital as a % of TTM Sales Balance Sheet and Cash Flow Operating Cash Flow Free Cash Flow (FCF) 6.5% 7.1% 9.1% 9.1% 1.2x Total Debt ($M) and Debt to Adj. EBITDA YTD Cash Flow ($M) and FCF as % of Sales Results reflect continuing operations. See appendix for non-GAAP reconciliations. Q4 Highlights Free cash flow generation of $10.7M, an increase of $7.8M over prior year Working capital as a percentage of sales up due to higher inventory and AR balances and Elkhart acquisition Cash balance at end of Q4 was $28M; debt to adjusted EBITDA remains consistent with prior quarters at 1.2x 8.5% w/o Elkhart

Full Year Fiscal 2021 Outlook Net Sales Growth Including Impact of Elkhart Acquisition Mid to High 20% Range Diluted EPS $0.88 - $1.03 Adjusted Diluted EPS $0.90 - $1.05 Capital Expenditures ~$15M Effective Tax Rate ~26% Other Items Depreciation and amortization to approximately be $23M Net interest expense to approximately be $4M Diluted share count to approximately be 36.5M

Appendix

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES GROSS PROFIT, OPERATING INCOME AND EBITDA (UNAUDITED) (Dollars in thousands) Quarter Ended December 31, 2020 Material Handling Distribution Segment Total Corporate & Other Total GAAP Net sales $92,184 $45,291 $,137,475 $-8 $,137,467 GAAP Gross profit 39,837 0 39,837 Add: Elkhart acquisition and integration costs 552 0 552 Gross profit as adjusted 40,389 0 40,389 Gross profit margin as adjusted 0.29379159847244951 n/a 0.29380869590519909 removed "as adjusted" GAAP Operating income (loss) 8,516 3,580 12,096 -7,240 4,856 Add: Elkhart acquisition and integration costs(1) 556 0 556 500 1,056 Add: Environmental charges 0 0 0 500 500 Operating income (loss) as adjusted 9,072 3,580 12,652 -6,240 6,412 Operating income margin as adjusted 9.8% 7.9% 9.2% n/a 4.7% removed "as adjusted" Add: Depreciation and amortization 4,284 540 4,824 99.278999999999996 4,923.2790000000005 EBITDA as adjusted $13,356 $4,120 $17,476 $-6,140.7209999999995 $11,335.279 removed "as adjusted" EBITDA margin as adjusted 0.14488414475397032 9.096730034664724 0.12712129478086925 n/a 8.2% removed "as adjusted" (1) Includes gross profit adjustments of $552 and SG&A adjustments of $504 Quarter Ended December 31, 2019 Material Handling Distribution Segment Total Corporate & Other Total GAAP Net sales $73,444 $43,392 $,116,836 $-18 $,116,818 GAAP Gross profit 39,231 0 39,231 Gross profit margin 0.33577835598616862 n/a 0.33583009467719016 removed "as adjusted" GAAP Operating income (loss) 8,963 3,153 12,116 -3,310 8,806 Add: Restructuring expenses and other adjustments 0 0 0 265 265 Add: Tuffy acquisition costs 0 18 18 81 99 Less: CEO stock award reversal 0 0 0 -2,031 -2,031 Operating income (loss) as adjusted 8,963 3,171 12,134 -4,995 7,139 Operating income margin as adjusted 0.12203855999128588 7.3% 0.10385497620596391 n/a 6.1% Add: Depreciation and amortization 5,066 627 5,693 105 5,798 EBITDA as adjusted $14,028.5 $3,798 $17,827 $-4,890 $12,936.5 EBITDA margin as adjusted 0.19100947660802789 8.8% 0.15258139614502381 n/a 0.11074063928504169

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES GROSS PROFIT, OPERATING INCOME AND EBITDA (UNAUDITED) (Dollars in thousands) Quarter Ended December 31, 2020 Material Handling Distribution Segment Total Corporate & Other Total GAAP Net sales $92,184 $45,291 $,137,475 $-8 $,137,467 GAAP Gross profit 39,837 0 39,837 Add: Elkhart acquisition and integration costs 552 0 552 Gross profit as adjusted 40,389 0 40,389 Gross profit margin as adjusted 0.29379159847244951 n/a 0.29380869590519909 removed "as adjusted" GAAP Operating income (loss) 8,516 3,580 12,096 -7,240 4,856 Add: Elkhart acquisition and integration costs(1) 556 0 556 500 1,056 Add: Environmental charges 0 0 0 500 500 Operating income (loss) as adjusted 9,072 3,580 12,652 -6,240 6,412 Operating income margin as adjusted 9.8% 7.9% 9.2% n/a 4.7% removed "as adjusted" Add: Depreciation and amortization 4,284 540 4,824 99.278999999999996 4,923.2790000000005 EBITDA as adjusted $13,356 $4,120 $17,476 $-6,140.7209999999995 $11,335.279 removed "as adjusted" EBITDA margin as adjusted 0.14488414475397032 9.096730034664724 0.12712129478086925 n/a 8.2% removed "as adjusted" (1) Includes gross profit adjustments of $552 and SG&A adjustments of $504 Quarter Ended December 31, 2019 Material Handling Distribution Segment Total Corporate & Other Total GAAP Net sales $73,444 $43,392 $,116,836 $-18 $,116,818 GAAP Gross profit 39,231 0 39,231 Gross profit margin 0.33577835598616862 n/a 0.33583009467719016 removed "as adjusted" GAAP Operating income (loss) 8,963 3,153 12,116 -3,310 8,806 Add: Restructuring expenses and other adjustments 0 0 0 265 265 Add: Tuffy acquisition costs 0 18 18 81 99 Less: CEO stock award reversal 0 0 0 -2,031 -2,031 Operating income (loss) as adjusted 8,963 3,171 12,134 -4,995 7,139 Operating income margin as adjusted 0.12203855999128588 7.3% 0.10385497620596391 n/a 6.1% Add: Depreciation and amortization 5,066 627 5,693 105 5,798 EBITDA as adjusted $14,028.5 $3,798 $17,827 $-4,890 $12,936.5 EBITDA margin as adjusted 0.19100947660802789 8.8% 0.15258139614502381 n/a 0.11074063928504169

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES INCOME AND EARNINGS PER DILUTED SHARE (UNAUDITED) (Dollars in thousands, except per share data) Quarter Ended December 31, Year Ended December 31, 2020 2019 2020 2019 GAAP Operating income (loss) $4,856 $8,806 $53,550 $37,266 Add: Severance costs 0 0 2,417 0 Add: Restructuring expenses and other adjustments 0 265 249 1,302.183 Add: Tuffy acquisition costs 0 99 52 590 Add: Elkhart acquisition and integration costs 1,056 0 1,056 0 Less: CEO stock award reversal 0 -2,031 0 -2,031 Less: Lawn and Garden sale of note/release of lease guarantee liability 0 0 ,-11,924 0 Add: Asset impairment 0 0 0 916.01300000000003 Add: Environmental charges 500 0 500 4,000 Operating income (loss) as adjusted 6,412 7,139 45,900 42,043.195999999996 Less: Interest expense, net -1,221 -1,024 -4,688 -4,083 Income before taxes as adjusted 5,191 6,115 41,212 37,960.195999999996 Less: Income tax expense(1) -1,349.66 -1,651.500000000002 ,-10,715.12 ,-10,249.252919999999 Income from continuing operations as adjusted $3,841.34 $4,463.95 $30,496.879999999997 $27,710.943079999997 Adjusted earnings per diluted share from continuing operations $0.10665130387100805 $0.12495439771207727 $0.84910193411798374 $0.77723694573160673 (1) Income taxes are calculated using the normalized effective tax rate for each year. The rate used in 2020 is 26% and in 2019 is 27%. (2) Adjusted earnings per diluted share is calculated using the weighted average common shares outstanding for the respective period. 0.26 0.27 0.26 0.27

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF FREE CASH FLOW TO GAAP NET CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES – CONTINUING OPERATIONS (UNAUDITED) (Dollars in thousands)

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES ADJUSTED EBITDA AND DEBT (UNAUDITED) (Dollars in thousands) Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Income (loss) from continuing operations $6,643 $6,606 $5,219 $5,747 $16,726 $8,368 $8,685 $2,990 Add: income tax expense 2,526 2,559 1,848 2,035 5,503 2,694 3,251 645 Add: interest expense, net 1,049 1,017 993 1,024 1,069 1,194 1,204 1,221 Add: depreciation 4,011.7260000000006 4,038.8320000000003 3,454 3,615.99999999993 3,552.8770000000004 3,690.2060000000001 3,156.279 4,034.2790000000005 Add: amortization 1,930 1,924 2,041 2,183 2,172 2,147 889 889 EBITDA 16,159.726000000001 16,144.832 13,555 14,604.9999999998 29,022.877 18,093.205999999998 17,185.279000000002 9,779.2790000000005 Add: one-time adjustments (excludes depreciation adjustments) 1,945.1110000000001 4,000 456 -1,667 ,-11,623.153 0 2,417 1,556 EBITDA as adjusted $18,104.837 $20,144.832000000002 $14,011 $12,937.9999999998 $17,399.724000000002 $18,093.205999999998 $19,602.279000000002 $11,335.279 TTM EBITDA as adjusted $65,197.679000000004 $64,492.566000000006 $62,440.939999999995 $68,032.219000000012 $66,430.487999999998 Debt $77,176 $77,275 $77,376 $77,476 $77,576 Debt to Adjusted EBITDA 1.1837231199595311 1.1982001150334132 1.2391869821306343 1.138813361357506 1.167777060436467 Does not roll automatically each quarter. Need to hardcode Amort expense in column Q

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES WORKING CAPITAL (UNAUDITED) (Dollars in thousands) Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Net sales $,139,115 $,134,285 $,125,480 $,116,818 $,122,250 $,118,394 $,132,258 $,137,467 TTM net sales $,515,698 $,498,833 $,482,942 $,489,720 $,510,369 Working capital: Add: Accounts receivable, net $62,279 $65,255 $71,270 $75,539 $83,701 Add: Inventories 44,260 49,127 49,551 48,137 65,919 Add: Prepaid expenses and other current assets 2,834 3,036 5,746 4,553 4,760 Less: Accounts payable ,-46,867 ,-49,456 ,-44,857 ,-47,562 ,-61,150 Less: Accrued expenses ,-33,701 ,-28,559 ,-34,084 ,-35,663 ,-36,744 Total working capital $28,805 $39,403 $47,626 $45,004 $56,486 Working capital as a % of TTM net sales 5.6% 7.9% 9.9% 9.2% 0.11067678483606959 Does not automatically roll each quarter

Reconciliation of Non-GAAP Measures MYERS INDUSTRIES, INC. RECONCILIATION OF NON-GAAP FINANCIAL MEASURES ADJUSTED DILUTED EARNINGS PER SHARE (UNAUDITED) Full Year 2021 Guidance Low High GAAP diluted net income per common share $0.88 $1.03 Add: Restructuring expenses and other adjustments 0.01 0.01 Add: Acquisition and integration costs 0.01 0.01 Adjusted diluted earnings per share $0.9 $1.05